                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          November 25, 2003 (November 20, 2003)

                                  -------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



          000-23709                                 13-3870996
  (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          111 EIGHTH AVENUE, 10th FLOOR
                            NEW YORK, NEW YORK 10011
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 450 WEST 33rd STREET
                                   NEW YORK, NEW YORK 10001
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                -------------------------------------------------

Item 5. Other Events and Regulation FD Disclosure.

     On November 20, 2003, DoubleClick Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to $100 million of DoubleClick's common stock from time to time on the open market or in privately negotiated transactions. A copy of the press release is attached as
Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits
    --------

99.1     Press Release dated November 20, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOUBLECLICK INC.
                                      ----------------------------------------
                                      (Registrant)


                                      By:  /s/ Bruce Dalziel
                                           -----------------------------------
                                           Name: Bruce Dalziel
                                           Title: Chief Financial Officer

Dated: November 25, 2003

EXHIBIT                             EXHIBIT INDEX
-------                             -------------
99.1              Press Release dated November 20, 2003.